TCW METROPOLITAN WEST FUNDS

TCW MetWest Corporate Bond Fund

(I Share: MWCBX; M Share: MWCSX)

TCW MetWest Floating Rate Income Fund

(I Share: MWFLX; M Share: MWFRX)

Supplement dated November 15, 2024 to the Prospectus

dated July 29, 2024, as supplemented

Disclosure for the TCW MetWest Corporate Bond Fund and TCW MetWest Floating Rate Income Fund (the “Funds”):

Effective at the close of business on November 15, 2024, the TCW MetWest Corporate Bond Fund and TCW MetWest Floating Rate Income Fund are closed to investors and all references to the Funds are hereby removed.

Please retain this Supplement for future reference.